FS INVESTMENT CORPORATION
A Business Development Company

Your Invitation to Participate in Our

Managing Risk in Uncertainty

Client Seminar

When uncertainty is the order of the day, as it has been for investors since 2008, how do the world's sophisticated investors manage risk? How can you borrow from their playbooks when handling your assets?

[ABC Financial Group] invites you to a seminar to address these questions. It will be hosted by Franklin Square, an alternative investment sponsor that specializes in bringing institutional investing strategies to the investing public. You will learn about how individuals with a minimum investment of $5,000 can diversify their portfolios by investing in the senior corporate debt of private U.S. companies.

We hope you can join us for this informative session. Event details are below.

When
[DATE]
[TIME]

Where
[LOCATION NAME]
[ADDRESS]
[CITY], [STATE] [ZIP]

How to Register
[NAME]
[E-MAIL ADDRESS]
[PHONE NUMBER]

Topics/Outline
6:30 PM Drinks/Reception
7:00 – 8:00 PM Dinner and presentation by [NAME] of FS2 Capital Partners.



Securities offered through [XYZ Financial], Member FINRA/SIPC. Investment advice offered through [ABC Financial Group], a registered investment advisor and a separate entity from [XYZ Financial]. FS2 Capital Partners is a wholesaling broker dealer, Member FINRA/SIPC.

This material must be read in conjunction with FSIC's prospectus in order to fully understand all of the implications, including investment objectives, charges and expenses, associated with the offering of securities to which it relates. To receive a prospectus, contact your financial adviser.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. **This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering.** Investors are advised to consider the investment objectives, risks, charges and expenses of FSIC carefully before investing. A prospectus relating to the securities of FSIC and containing this and other information about FSIC has been filed with the Department of Law of the State of New York and the Securities and Exchange Commission and should be read carefully before investing. Neither the Securities and Exchange Commission, the Attorney-General of the State of New York nor any other state securities commission has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in a non-traded Business Development Company (BDC) is considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Moreover, non-traded BDCs are not listed on a securities exchange, and no secondary market is expected to develop. Thus, it will be difficult to sell shares. An investment in a non-traded BDC is not suitable for all investors. Additionally, it must be clear that investments focusing on the energy sector are subject to more risks than other types of investments and this focus will result in a non-diversified portfolio which will be more sensitive to any fluctuations within the energy sector.